SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: JULY 29, 2003


                         Commission File Number: 0-15235

                               MITEK SYSTEMS, INC

             (Exact name of Registrant as specified in its charter)



            DELAWARE                               87-0418827
(State or other jurisdiction of        (I.R.S. Employer Identification No.)
 incorporation or organization)


                         14145 DANIELSON STREET, SUITE B
                                 POWAY, CA 92064
                    (Address of principal executive offices)

                                 (858) 513-4600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




ITEM 7(c). EXHIBITS

99.1     Press release dated July 29, 2003.

ITEM 9. REGULATION FD DISCLOSURE

     The information in this Form 8-K and the Exhibit attached hereto is intended to be furnished under Item 12, Results of Operations and Financial Condition, and is being furnished under Item 9, Regulation FD Disclosure, in accordance with Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003.

     On July 29, 2003 Mitek Systems, Inc. issued a press release announcing financial results for the quarter ended June 30, 2003. A copy of the release is attached as Exhibit 99.1 and incorporated by reference herein.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.


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                                    SIGNATURE


 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          MITEK SYSTEMS, INC.

Date:  July 29, 2003                  By: /s/ John M. Thornton
                                          -------------------------------------
                                          John M. Thornton
                                          Chairman of the Board of Directors and
                                          Chief Financial Officer


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                                INDEX TO EXHIBITS




EXHIBIT
NUMBER                   DESCRIPTION
--------------           -------------------------------


99.1                     PRESS RELEASE DATED JULY 29, 2003.